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                                                                   EXHIBIT 99.19


DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (JCA)


                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that American Hawaii Properties Corporation was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.



/s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting